EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL
EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of ResCon Technology Corp., on Form 10-KSB for the period of September 1, 2004 to December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Naveen S. Bisht, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 15, 2005              /S/ Naveen S. Bisht
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                                       Naveen S. Bisht
                                       Principal Executive Officer

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